Piper Jaffray Financial Institutions Conference Gregory Dufour | President & Chief Executive Officer Deborah Jordan, CPA | EVP, Chief Operating and Financial Officer May 4-6, 2016 0

Forward Looking Statements 1 This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters; and the ability of the Company to achieve cost savings as a result of the merger or in achieving such cost savings within the projected timeframe. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Camden National Corporation Camden National Corporation • Headquartered in Maine – largest bank in Northern New England • Full-service community bank • Focused on delivering long-term shareholder value through banking, brokerage and wealth management services • Operates in Maine, New Hampshire and select markets of New England. 2

Camden National Corporation Headquarters Camden, ME Employees Over 650 Ticker CAC (NASDAQ) Current Price $43.51 52 Week Range $37.23 to $47.49 Avg. Daily Volume 27,600 Assets $3.8 billion Loans / Deposits $2.5 billion / $2.7 billion Market Cap $447 million Analyst Coverage Piper Jaffrey (overweight – target price $53) KBW (outperform – target price $49) 3 Market data as of April 29, 2016 Balance sheet data as of March 31, 2016

Opportunistic but disciplined approach to growth 4 • Successful track record of growing the franchise through combination of organic growth and acquisitions (40% organic growth over 20 year horizon). $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 United Corp. $54 million Key Bank 4 Branches $54 million KSB Bancorp $179 million Union Bankshares $565 million Bank of America 14 Branches $287 million Branch Sale 5 Branches $46 million The Bank of Maine $806 millionThrough 12/31/15 Organic Growth: $1,284 million Acquired Growth: $1,945 million Total Growth CAGR: 10.8%

Focused Priorities Following a strategic plan with three major initiatives: 5 • Organic growth continues to be our #1 priority. • Growth through acquisitions • 2015: Acquired The Bank of Maine (SBM Financial) and $687 million of deposits o Expanded market opportunity by 202,605 households • 2012: Acquired 14 Bank of America branches and $287 million of deposits • Growth through talent • Continue to invest in our team and internal training • Added 21 new lenders since 2013 (increased lenders by 64%) • Acquiring key talent to deepen and strengthen credit bench Build Market Share 1

Focused Priorities Maintain discipline around expense control 6 • Focus on improving Efficiency Ratio • The Bank of Maine (SBM Financial) cost savings of $11 million in 2016 • Branch Right Sizing • Branch consolidation: 1 location (2016), 4 locations (2015), and 2 locations (2013) • Divested 5 rural branches (2013) • IT/Support: Invest in innovation and leverage scale • Outsourced core processing system (Jack Henry) • Expanded digital technology platform • Levered mortgage loan platform and AML/BSA system. Create Efficiencies 2

Focused Priorities Strategically positioned for future growth 7 • Geographic expansion to high growth markets • Southern Maine • New Hampshire • Massachusetts • Product & service enhancements to meet diverse business needs • Mortgage Banking • Treasury Management • Business Banking • Technology upgrades with a strong focus on security • Q2 • Apple Pay Expand Business Banking Services 3

Strategic Plan for Growth 8 Core Market Acquired Market Growth Target Camden National Corporation • 63 banking centers • 3 wealth management offices • 1 outside loan production office (NH) • 1 outside mortgage office (MA) Positions us in • Cumberland and York County • 36% of Maine’s population • 35% of Maine’s retail sales • 43% of Maine’s property value • New Hampshire • Massachusetts

2015 Core Earnings Results Solid earnings performance complimented by cost savings and momentum from The Bank of Maine (SBM Financial) acquisition 9 The Bank of Maine Impact • 11% EPS accretion in 2016 and mid-teens beyond. • Tangible Book Value dilution of 12% with earn back in five years • 15%+ Internal Rate of Return • Tangible Common Equity of 7.18% at December 31, 2015 • Target Return on Tangible Equity of 15% in 2016 Core Operating Earnings and EPS1 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $0 $5 $10 $15 $20 $25 $30 2011 2012 2013 2014 2015 M il li o n s (1) Excludes impact of one-time merger-related expenses as well as other non-recurring items. Please refer to our Form 10-K for the non-GAAP financial measures and reconciliation to GAAP.

Loan Mix & Strong Credit Culture • Community-based, relationship focused lenders with local decision making • Larger institutional experience (TD Bank, Citizens) to compliment an already strong credit focus • Significant small-business lending driven by unmatched market expertise • All key credit quality ratios remain strong • Disciplined risk management culture • Conservative limits and prudent growth in CRE • Proactive internal and external loan review process anticipating problematic loans 10 At March 31, 2016 Total Loans: $2.5 billion Yield: 4.32% Commercial 15% Commercial Real Estate 38% Residential Mortgages 33% Home Equity/ Consumer 14% Non-performing assets to total assets 0.59% Annualized net charge-offs to average loans 0.11% Loans 30-89 days past due to total loans 0.30% Allowance to non-performing loans 102.14%

Funding Mix & Market Share 11 Source: SNL Financial. Deposit data as of June 2015. 3/31/16 Funding:$3.3 billion Total Funding Cost: 0.49% Deposit Cost: 0.26% STATE OF MAINE ($ in millions) Rank Instituition Deposits Branches Market Share % 1 Toronto-Dominion Bank $3,309 49 13.3 2 KeyCorp 2,891 51 11.6 3 Camden + SBM 2,668 64 10.7 4 Bangor Bancorp MHC 2,265 60 9.1 5 Bank of America Corp. 1,651 17 6.6 Other Banks 12,101 256 48.6 Total for State of Maine $24,885 497 CUMBERLAND AND YORK COUNTY ($ in millions) Rank Instituition Deposits Branches Market Share % 1 KeyCorp $2,077 20 18.7 2 Toronto-Dominion Bank 1,933 25 17.3 3 Bank of America Corp. 1,622 16 14.5 4 Kennebunk Savings Bank 790 13 7.1 5 PeoplesUnited 766 17 6.9 12 Camden + SBM 299 8 2.7 Other Banks 3,652 85 32.8 Total Cumberland/York County $11,138 184 Checking 31% Savings/Money Market 28% CD's 21% Borrowings 20%

Peer Analysis

Source: SNL Financial
Data as of 12/31/15

Performance Ratios (%)	CNC	Peer Median	Peer Average
Core ROAA	0.95	0.94	0.92
Core ROAE	10.29	9.51	9.57
Net Interest Margin (Reported)	3.19	3.19	3.24
Efficiency Ratio (Reported)	61.13	60.31	60.32
Loans / Deposits	91.34	92.16	92.42
Asset Quality Ratios (%)			
NPAs / Loans & OREO	0.98	0.91	0.98
NCOs / Avg. Loans	0.10	0.09	0.11
Reserves / NPAs	86.44	117.81	158.83
Capital Ratios (%)			
Total Risk Based Capital	12.98	13.35	13.86
Tangible Equity / Tangible Assets	7.18	7.83	7.85
Leverage	8.74	8.97	8.77
Market Ratios			
Price / LTM Core EPS (x)	12.43	14.80	15.04
Price / TBV (%)	174.07	163.17	171.72
Current Dividend Yield (%)	2.72	3.13	2.89

Camden National Corporation's peer group consists of the following: Arrow Financial Corporation (AROW), Bar Harbor Bankshares (BHB), Berkshire Hills Bancorp, Inc. (BHLB), Boston Private Financial Holdings, Inc. (BPFH), Brookline Bancorp, Inc. (BRKL), Century Bancorp, Inc. (CNBKA), Chemung Financial Corporation (CHMG), Community Bank System, Inc. (CBU), Enterprise Bancorp, Inc. (EBTC), Financial Institutions, Inc. (FISI), First Bancorp, Inc. (FNLC), First Connecticut Bancorp, Inc. (FBNK), Hingham Institution for Savings (HIFS), Independent Bank Corp. (INDB), Merchants Bancshares, Inc. (MBVT), NBT Bancorp Inc. (NBTB), Sterling Bancorp (STL), Tompkins Financial Corporation (TMP), TrustCo Bank Corp NY (TRST), United Financial Bancorp, Inc. (UBNK), and Washington Trust Bancorp, Inc. (WASH).

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Returning Capital to Investors (a) 2005 and 2011, special dividend of $0.50 per share. (b) 2006 issuance of trust preferred and share buyback. $195 million returned to shareholders since 2000 $118 million of dividends (average dividend payout ratio of 37%) $77 million of share repurchases 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 '00 '01 '02 '03 '04 '05 (a) '06 (b) '07 '08 '09 '10 '11 (a) '12 '13 '14 '15 Dividends Buybacks

Investment Summary Experienced Leaders • 25+ years average banking experience and 12 years with CAC Strong Market Share and Brand Recognition • 140 year operating history • 3rd overall deposit market share in Maine • #2 mortgage originator in Maine, with 7.4% of all mortgage originations in the state Quality Growth • Consistent long-term growth both organically and through acquisitions • Expanded presence in higher growth Southern Maine markets and enhanced scale, density, and deposit costs in existing markets Strong Fundamental Operating Metrics • Historically strong credit quality with nonperforming assets consistently less than 1.5% of total assets • Efficiency ratio, ROAA and ROAE superior to peers 14

Why Invest in Camden National? • Track record of consistent and stable earnings • Diversified business model • Proven management team • Favorable trading range to book • Solid and consistent record of dividends 15

16 Appendix

Seasoned Management Team 17 Name Position Age Years of Banking Experience Year joined Camden Greg Dufour President and CEO 55 25+ 2001 Debbie Jordan, CPA COO & CFO 50 20+ 2008 Joanne Campbell EVP Risk Management 52 30+ 1996 Carolyn Crosby SVP Human Resources 49 25+ 1996 Mary Beth Haut President/CEO Acadia Trust 52 30+ 2016 Edmund Hayden EVP Chief Credit Officer 59 30+ 2015 Tim Nightingale EVP Senior Loan Officer 57 30+ 2000 June Parent EVP Retail Banking 51 25+ 1995 Renee Smyth SVP Chief Marketing Officer 45 15+ 2015

Total Return 18 393% 108% 152% -100% -50% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Source: SNL Financial Strong 15 year return • Stock price appreciation of 209.40% • Average dividend yield of 2.91%

Financial Highlights 19 Organic (in million’s) 3/31/16 3/31/15 Acquired $ % Loans (a) $2,509 $1,792 $628 $89 5% Investment Securities 910 814 40 56 7% Total Assets 3,763 2,811 840 112 4% Deposits 2,675 1,966 687 22 1% Borrowings 659 548 0 111 20% Shareholders’ Equity 375 252 Tier 1 Leverage Ratio 8.42% 9.30% Balance Sheet (a) Includes loans held for sale

Net Income and Key Ratios Financial Highlights 20 For The Three Months Ended March 31, 2016 2015 2016 2015 Core(a) GAAP Net Income (in millions) $8.8 $6.3 $8.3 $5.6 Diluted Earnings per Share $0.85 $0.84 $0.81 $0.75 Return on Tangible Equity (b) 13.72% 13.10% 9.07% 9.19% Return on Assets 0.94% 0.91% 0.90% 0.82% Efficiency Ratio 61.23% 61.97% 63.92% 65.68% Net Interest Margin 3.35%(c) 3.07% (a) Core results exclude merger costs are non-GAAP measures. Refer to the Form 8-K filed on 4/26/16 for the reconciliation of non-GAAP to GAAP financial measures. (b) Core return on tangible equity excludes merger costs, amortization of intangible assets and goodwill/intangible assets. Refer to the Form 8-K filed on 4/26/16 for the reconciliation of non-GAAP to GAAP financial measures. (c) Net interest margin for the first quarter of 2016 was 3.18% excluding the impact of the fair value mark accretion on loans and certificate of deposits generated in purchase accounting and collection of previously charged-off acquired loans totaling $1.5 million for the first quarter of 2016.

Profitability Trends Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: SNL Financial 21 Net Interest Margin Efficiency Ratio ROAA ROAE 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15

Historical Credit Metrics Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: SNL Financial 22 NPAs / Assets NCOs / Average Loans Loan Loss Reserves / Gross Loans Nonaccrual Loans / Loans 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15

Mortgage Banking Activity • The SBM Financial acquisition positions CAC as the #2 Mortgage Originator in Maine 23 Source: MRS, Inc. Top 15 Lenders Originations Rank % of Total Originations Rank % of Total Bangor Savings Bank 3,469 1 8.5% 3,059 1 8.4% Camden National Bank + The Bank of Maine 3,039 7.4% 2,692 7.4% Residential Mortgage Services Inc. 2,330 2 5.7% 1,902 2 5.2% Camden National Bank 2,255 3 5.5% 1,882 3 5.1% TD Bank, N.A. 1,726 4 4.2% 1,561 5 4.3% Key Bank 1,689 5 4.1% 1,593 4 4.4% Kennebec Savings Bank 1,465 6 3.6% 1,124 7 3.1% Quicken Loans 1,395 7 3.4% 1,287 6 3.5% First, N.A. 1,207 8 3.0% 1,042 9 2.8% Norway Savings Bank 1,110 9 2.7% 956 10 2.6% Machias Savings Bank 1,090 10 2.7% 1,050 8 2.9% Bank of America 962 11 2.4% 896 11 2.4% The Bank of Maine 784 12 1.9% 810 13 2.2% Gorham Savings Bank 748 13 1.8% 632 16 1.7% Wells Fargo Bank 734 14 1.8% 684 15 1.9% Saco & Biddeford Savings Inst. 730 15 1.8% 764 14 2.1% Total for All Lenders 40,840 - 100.0% 36,618 - 100.0% Year Ended December 31, 2015 Year Ended December 31, 2014

Market Overview Maine • Projected 7.57% growth in household income for 2015 to 2020 • Unemployment rate of 4.0% as of December 2015 • Hospitality and tourism generate more than $2 billion in household income annually New Hampshire • Projected 7.57% growth in household income for 2015 to 2020 • Unemployment rate of 3.1% as of December 2015 • State GDP grew 2.3% to $71.6 billion in 2014 1) Mass Affluent Households defined as households with Interest Producing Assets between $250,000 and $1,000,000 Sources: SNL Financial, Bureau of Economic Analysis, Nielsen, Maine Office of Tourism, Bureau of Labor Statistics 24 Expanding Footprint to Higher Growth Market Pre-Merger Southern Maine Southern Market Segments & Growth Footprint Maine New Hampshire Total Households 291,602 202,605 453,657 Projected Growth, 2014 to 2019 0.2% 1.9% 1.3% Mass Affluent Households1 78,216 102,179 259,169 % of Total Households 26.8% 50.4% 57.1% Number of Businesses 41,767 32,627 65,959